UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 2, 2004
                                                        ------------------------

                           VON HOFFMANN HOLDINGS INC.
                            VON HOFFMANN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        333-90992                                         22-1661746
        333-90992                                         43-0633003
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(Commission File Number)                       (IRS Employer Identification No.)


1000 CAMERA AVENUE
ST. LOUIS, MISSOURI                                                   63126
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (314) 966-0909
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

           On September 2, 2004, Von Hoffmann Holdings Inc. and Von Hoffmann Corporation issued a press release announcing (i) the receipt of consents in connection with tender offers and consent solicitations launched on August 19, 2004 and (ii) the extension of such tender offers. The press release is filed herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Not applicable
       (b)    Not applicable
       (c)    Exhibits

              99.1      Press Release dated September 2, 2004.

















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 2, 2004

                                      VON HOFFMANN HOLDINGS INC.

                                      By: /s/ Gary C. Wetzel
                                          ------------------------------------
                                          Name: Gary C. Wetzel
                                          Title: Senior Vice President and
                                                 Chief Financial Officer
























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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 2, 2004

                                      VON HOFFMANN CORPORATION

                                      By: /s/ Gary C. Wetzel
                                          ------------------------------------
                                          Name: Gary C. Wetzel
                                          Title: Senior Vice President and
                                                 Chief Financial Officer














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
                                  EXHIBIT INDEX


Exhibit No.                           Exhibit
-----------                           -------

   99.1               Press Release dated September 2, 2004.


















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